Exhibit 99.01
Shutterfly Announces Second Quarter 2014 Financial Results

●	Net revenues increase 19% year-over-year to $159.1 million
●	GAAP net loss of ($0.70) per share
●	Adjusted EBITDA of $11.7 million
●	54th consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, July 30, 2014 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands, today announced financial results for the second quarter ended June 30, 2014.

"We had a strong second quarter, driving momentum in our business through focused execution," said Jeffrey Housenbold, president and chief executive officer of Shutterfly. "Consumer revenue grew 20% year-over-year and mobile revenues on our Shutterfly brand more than doubled as consumers responded to our assortment of high quality personalized products and services across our portfolio of premium lifestyle brands.”

Second Quarter 2014 Financial Highlights
●	Net revenues totaled $159.1 million, a 19% year-over-year increase.
●	Second quarter 2014 represents the 54th consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $150.1 million, a 20% year-over-year increase.
●	Enterprise net revenues totaled $9.0 million, a 5% year-over-year increase.
●	Gross profit margin was 47.6% of net revenues, compared to 46.3% in the second quarter of 2013.
●	Operating expenses, excluding $13.8 million of stock-based compensation, totaled $88.7 million.
●	GAAP net loss was ($27.1) million, compared to ($11.8) million in the second quarter of 2013.
●	GAAP net loss per share was ($0.70), compared to ($0.31) in the second quarter of 2013.
●	Adjusted EBITDA was $11.7 million, compared to $6.3 million in the second quarter of 2013.
●	At June 30, 2014, cash and cash equivalents and investments totaled $341.3 million.

Second Quarter 2014 Operating Metrics
●	Transacting customers totaled 2.6 million, a 13% year-over-year increase.
●	Orders totaled 4.2 million, a 16% year-over-year increase.
●	Average order value was $36.14, an increase of 3% year-over-year.

Business Outlook

Third Quarter 2014:
●	Net revenues to range from $140.5 million to $143.5 million, a year-over-year increase of 14.5% to 17.0%.
●	GAAP gross profit margin to range from 38.0% to 39.0% of net revenues.
●	Non-GAAP gross profit margin to range from 40.6% to 41.6% of net revenues.
●	GAAP operating loss to range from ($49.6) million to ($51.6) million.
●	Non-GAAP operating loss to range from ($25.4) million to ($27.1) million.
●	GAAP effective tax rate to range from 15.8% to 16.5%.
●	GAAP net loss per share to range from ($1.18) to ($1.22).
●	Weighted average shares of approximately 38.4 million.
●	Adjusted EBITDA loss to range from ($8.0) million to ($9.5) million.

Full Year 2014:
●	Net revenues to range from $905.0 million to $920.0 million, a year-over-year increase of 15.5% to 17.4%.
●	GAAP gross profit margin to range from 51.5% to 52.5% of net revenues.
●	Non-GAAP gross profit margin to range from 53.1% to 54.1% of net revenues.
●	GAAP operating income/(loss) to range from ($2.5) million to $12.3 million.
●	Non-GAAP operating income to range from $95.5 million to $109.8 million.
●	GAAP effective tax rate to range from 16.5% to 20.0%.
●	GAAP net loss per share to range from ($0.09) to ($0.39).
●	Weighted average shares of approximately 38.5 million.
●	Adjusted EBITDA to range from $161.0 million to $174.8 million, or 17.8% to 19.0% of net revenues.
●	Capital expenditures to range from 9.5% to 10.5% of net revenues.

Notes to the Second Quarter 2014 Financial Results and Business Outlook
Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Non-GAAP earnings per share is defined as non-GAAP net income (loss), which excludes interest expense related to the Company’s issuance of 0.25% convertible senior notes in May 2013, divided by diluted non-GAAP shares outstanding, which is GAAP diluted weighted average shares outstanding less any shares issuable under the Company’s convertible senior notes.

Consumer category includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues and rental revenue.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise category includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Second Quarter 2014 Conference Call
Management will review the second quarter 2014 financial results and its expectations for the third quarter and full year 2014 on a conference call on Wednesday, July 30, 2014 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Tuesday, August 12, 2014. To hear the replay, please dial 404-537-3406, replay passcode 66525037.

Non-GAAP Financial Information
This press release contains non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures that the Company uses to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross profit margin, non-GAAP operating income (loss) and operating margin, adjusted EBITDA, free cash flow, and non-GAAP net income (loss) per share. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from methods used by other companies.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to gross margins, operating income (loss), net income (loss) or net income (loss) per share determined in accordance with GAAP.  For more information, please see Shutterfly's SEC Filings, including the most recent Form 10-K and Form 10-Q, which are available on the Securities and Exchange Commission's Web site at www.sec.gov.

Notice Regarding Forward-Looking Statements
This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include statements regarding the Company's growth and financial expectations for the third quarter and full year 2014 set forth under the caption "Business Outlook," and statements about historical results that may suggest trends for our business. The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; changes in consumer discretionary spending as a result of the macroeconomic environment; the loss of sales partners for our products; our ability to expand our customer base, increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition and the pricing strategies of our competitors, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of the Company's most recent Form 10-K and Form 10-Q, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly, Inc.
Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands. Founded in 1999, the Shutterfly, Inc. family of brands includes Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; Treat, personalized greeting cards that really stand out; MyPublisher, one of the pioneers in the photo book industry and creator of easy-to-use photo book-making software; ThisLife, a private, cloud-based solution that makes it easy for consumers to find, share and enjoy their photos and videos, all in one place; and BorrowLenses, the premier online marketplace for photographic and video equipment rentals. For more information about Shutterfly, Inc. (NASDAQ:SFLY), visit www.shutterflyinc.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net revenues	$159,148	$133,461	$296,247	$250,169
Cost of net revenues	83,335	71,716	159,678	133,569
Gross profit	75,813	61,745	136,569	116,600
Operating expenses:
Technology and development	32,131	26,497	63,614	50,524
Sales and marketing	44,480	38,277	86,613	73,172
General and administrative	25,899	20,904	51,650	40,801
Total operating expenses	102,510	85,678	201,877	164,497
Loss from operations	(26,697)	(23,933)	(65,308)	(47,897)
Interest expense	(3,856)	(1,936)	(7,803)	(2,075)
Interest and other income, net	54	35	281	42
Loss before income taxes	(30,499)	(25,834)	(72,830)	(49,930)
Benefit from income taxes	3,447	14,023	11,564	25,714
Net loss	$(27,052)	$(11,811)	$(61,266)	$(24,216)

Net loss per share - basic and diluted	$(0.70)	$(0.31)	$(1.59)	$(0.65)

Weighted-average shares outstanding - basic and diluted	38,438	37,775	38,470	37,405

Stock-based compensation is allocated as follows:

Cost of net revenues	$894	$592	$1,896	$1,156
Technology and development	2,452	2,452	4,876	4,384
Sales and marketing	5,618	4,551	11,246	8,256
General and administrative	5,750	5,054	12,688	10,391
	$14,714	$12,649	$30,706	$24,187

Shutterfly, Inc.
Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	June 30,	December 31,
	2014	2013

ASSETS
Current assets:
Cash and cash equivalents	$239,851	$499,084
Short-term investments	40,471	-
Accounts receivable, net	15,441	21,641
Inventories	9,107	9,629
Deferred tax asset, current portion	24,268	26,942
Prepaid expenses and other current assets	36,862	21,260
Total current assets	366,000	578,556
Long-term investments	60,992	-
Property and equipment, net	189,652	155,727
Intangible assets, net	102,082	118,621
Goodwill	396,942	397,306
Deferred tax asset, net of current portion	520	520
Other assets	20,134	15,412
Total assets	$1,136,322	$1,266,142

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$16,672	$33,656
Accrued liabilities	44,063	107,448
Deferred revenue	27,190	24,114
Total current liabilities	87,925	165,218
Convertible senior notes, net	249,273	243,493
Deferred tax liability	31,938	42,995
Other liabilities	37,863	26,341
Total liabilities	406,999	478,047

Stockholders' equity:
Common stock, $0.0001 par value; 100,000 shares authorized; 38,407 and 38,196 shares
issued and outstanding at June 30, 2014 and December 31, 2013, respectively	4	4
Additional paid-in-capital	820,411	771,875
Accumulated other comprehensive loss	(11)	-
Accumulated earnings / (deficit)	(91,081)	16,216
Total stockholders' equity	729,323	788,095
Total liabilities and stockholders' equity	$1,136,322	$1,266,142

Shutterfly, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Six Months Ended
	June 30,
	2014	2013

Cash flows from operating activities:
Net loss	$(61,266)	$(24,216)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	29,194	19,268
Amortization of intangible assets	17,323	14,050
Amortization of debt discount and transaction costs	6,362	1,561
Stock-based compensation, net of forfeitures	30,706	24,187
Loss on disposal of property and equipment and rental assets	45	87
Deferred income taxes	(8,375)	(1,891)
Tax benefit from stock-based compensation	15,461	9,856
Excess tax benefits from stock-based compensation	(15,743)	(10,502)
Changes in operating assets and liabilities:
Accounts receivable, net	6,200	(65)
Inventories	522	880
Prepaid expenses and other current assets	(15,232)	(33,485)
Other assets	(7,131)	(6,612)
Accounts payable	(19,619)	(12,596)
Accrued and other liabilities	(66,121)	(53,794)
Deferred revenue	3,077	1,685
Other non-current liabilities	(594)	6
Net cash used in operating activities	(85,191)	(71,581)

Cash flows from investing activities:
Acquisition of business and intangible assets, net of cash acquired	-	(38,801)
Purchases of property and equipment	(34,461)	(27,613)
Capitalization of software and website development costs	(9,744)	(7,750)
Purchases of investments	(101,259)	-
Maturities and sales of investments	820	-
Proceeds from sale of equipment and rental assets	275	38
Net cash used in investing activities	(144,369)	(74,126)

Cash flows from financing activities:
Proceeds from borrowings of convertible senior notes, net of issuance costs	-	292,465
Proceeds from issuance of warrants	-	43,560
Purchase of convertible note hedge	-	(63,510)
Proceeds from issuance of common stock upon exercise of stock options	1,492	15,853
Repurchases of common stock	(46,031)	(32,241)
Excess tax benefits from stock-based compensation	15,743	10,502
Principal payments of capital lease and financing obligations	(877)	(169)
Net cash provided by / (used in) financing activities	(29,673)	266,460

Net increase / (decrease) in cash and cash equivalents	(259,233)	120,753
Cash and cash equivalents, beginning of period	499,084	245,088
Cash and cash equivalents, end of period	$239,851	$365,841

Supplemental schedule of non-cash activities
Net increase / (decrease) in accrued purchases of property and equipment	$4,692	$(912)
Net increase in accrued capitalized software and website development costs	692	-
Increase in estimated fair market value of building under build-to-suit leases	12,910	3,121
Amount due from adjustment of net working capital from acquired business	253	73
Amount due for acquisition of business	-	309
Unpaid debt issuance costs	-	568

Shutterfly, Inc.
Consumer Metrics Disclosure

	Three Months Ended
	June 30,
	2014	2013

Consumer Metrics

Customers	2,640,739	2,344,355
year-over-year growth	13%

Orders	4,154,806	3,572,665
year-over-year growth	16%

Average order value*	$36.14	$34.96
year-over-year growth	3%

* Average order value excludes Enterprise revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending September 30, 2014

Net revenues	$140.5	$143.5	-	-		$140.5	$143.5
Gross profit margin	38.0%	39.0%	2.6%	2.6%	[a]	40.6%	41.6%
Operating loss	$(51.6)	$(49.6)	$24.5	$24.2	[b]	$(27.1)	$(25.4)
Operating margin	(37%)	(35%)	18%	17%	[b]	(19%)	(18%)

Stock-based compensation	$16.0	$15.7	$16.0	$15.7		-	-
Amortization of intangible assets	$8.5	$8.5	$8.5	$8.5		-	-

Adjusted EBITDA*						$(9.5)	$(8.0)

Net loss per share	$(1.22)	$(1.18)	$0.07	$0.08	[e]	$(1.14)	$(1.11)
Weighted average shares	38.4	38.4
Effective tax rate	16.5%	15.8%

Twelve Months Ending December 31, 2014

Net revenues	$905.0	$920.0	-	-		$905.0	$920.0
Gross profit margin	51.5%	52.5%	1.6%	1.6%	[c]	53.1%	54.1%
Operating income / (loss)	$(2.5)	$12.3	$98.0	$97.5	[d]	$95.5	$109.8
Operating margin	0%	1%	11%	11%	[d]	11%	12%

Stock-based compensation	$63.5	$63.0	$63.5	$63.0		-	-
Amortization of intangible assets	$34.5	$34.5	$34.5	$34.5		-	-

Adjusted EBITDA*						$161.0	$174.8
Adjusted EBITDA* margin						17.8%	19.0%

Net income / (loss) per share	$(0.39)	$(0.09)	$0.28	$0.29	[f]	$(0.11)	$0.20
Weighted average shares	38.5	38.5
Effective tax rate	20.0%	16.5%

Capital expenditures - % of net revenues	9.5%	10.5%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $0.9 million and amortization of purchased intangible assets of approximately $2.8 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $15.7 million to $16.0 million, and amortization of purchased intangible assets of approximately $8.5 million.
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $3.7 million and amortization of purchased intangible assets of approximately $11.3 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $63.0 million to $63.5 million and amortization of purchased intangible assets of approximately $34.5 million.
[e]	Reflects estimated adjustments for interest expense of approximately $2.9 million, net of tax.
[f]	Reflects estimated adjustments for interest expense of approximately $10.9 million to $11.4 million, net of tax.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2013

GAAP gross profit	$54,855	$61,745	$51,377	$246,072	$60,756	$75,813	$414,049
Stock-based compensation	564	592	646	683	1,002	894	2,485
Amortization of intangible assets	2,390	2,608	2,685	2,800	2,823	2,823	10,483
Non-GAAP gross profit	$57,809	$64,945	$54,708	$249,555	$64,581	$79,530	$427,017

Non-GAAP gross profit margin	50%	49%	45%	61%	47%	50%	54%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2013

GAAP operating income (loss)	$(23,964)	$(23,933)	$(34,622)	$104,577	$(38,611)	$(26,697)	$22,058
Stock-based compensation	11,538	12,649	13,982	15,359	15,992	14,714	53,528
Amortization of intangible assets	6,511	7,539	8,189	8,730	8,583	8,740	30,969
Non-GAAP operating income (loss)	$(5,915)	$(3,745)	$(12,451)	$128,666	$(14,036)	$(3,243)	$106,555

Non-GAAP operating margin	(5%)	(3%)	(10%)	31%	(10%)	(2%)	14%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2013

GAAP net income (loss)	$(12,405)	$(11,811)	$(10,148)	$43,649	$(34,214)	$(27,052)	$9,285
Interest expense	139	1,936	3,609	3,762	3,947	3,856	9,446
Interest and other income, net	(7)	(35)	(139)	(127)	(227)	(54)	(308)
Tax (benefit) provision	(11,691)	(14,023)	(27,944)	57,293	(8,117)	(3,447)	3,635
Depreciation and amortization	15,738	17,580	19,573	21,965	22,805	23,712	74,856
Stock-based compensation	11,538	12,649	13,982	15,359	15,992	14,714	53,528
Non-GAAP Adjusted EBITDA	$3,312	$6,296	$(1,067)	$141,901	$186	$11,729	$150,442

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2013

Net cash provided by (used in) operating activities	$(83,504)	$11,923	$309	$218,540	$(97,473)	$12,282	$147,268
Interest expense	139	1,936	3,609	3,762	3,947	3,856	9,446
Interest and other income, net	(7)	(35)	(139)	(127)	(227)	(54)	(308)
Tax (benefit) provision	(11,691)	(14,023)	(27,944)	57,293	(8,117)	(3,447)	3,635
Changes in operating assets and liabilities	101,426	2,555	19,961	(126,168)	106,531	(7,633)	(2,226)
Other adjustments	(3,051)	3,940	3,137	(11,399)	(4,475)	6,725	(7,373)
Non-GAAP Adjusted EBITDA	3,312	6,296	(1,067)	141,901	186	11,729	150,442
Less: Purchases of property and equipment	(10,832)	(15,869)	(20,343)	(12,166)	(16,419)	(22,734)	(59,210)
Less: Capitalized technology & development costs	(3,495)	(4,255)	(4,307)	(3,703)	(5,112)	(5,324)	(15,760)

Free cash flow	$(11,015)	$(13,828)	$(25,717)	$126,032	$(21,345)	$(16,329)	$75,472

Shutterfly, Inc.
Reconciliation of Net Income/(Loss) per Share to Non-GAAP Net Income/(Loss) per Share
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2013
GAAP net income (loss)	$(12,405)	$(11,811)	$(10,148)	$43,649	$(34,214)	$(27,052)	$9,285
Add back interest expense related to:
Amortization of debt discount	-	1,401	2,771	2,830	2,870	2,911	7,002
Amortization of debt issuance costs	-	160	260	285	288	293	705
0.25% coupon	-	93	188	188	188	187	469
Tax effect	-	(770)	(2,046)	516	(637)	(438)	(2,300)
Non-GAAP net income (loss)	$(12,405)	$(10,927)	$(8,975)	$47,468	$(31,505)	$(24,099)	$15,161

GAAP diluted shares outstanding	37,034	37,775	37,814	39,713	38,503	38,438	39,493
Add back:
Dilutive effect of convertible notes	-	-	-	-	-	-	-
Non-GAAP diluted shares outstanding	37,034	37,775	37,814	39,713	38,503	38,438	39,493

GAAP net income (loss) per share	$(0.33)	$(0.31)	$(0.27)	$1.10	$(0.89)	$(0.70)	$0.24
Non-GAAP net income (loss) per share	$(0.33)	$(0.29)	$(0.24)	$1.20	$(0.82)	$(0.63)	$0.38